Exhibit 10.2



                          SUBSEQUENT TRANSFER AGREEMENT

         AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc. (the "Seller"), and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 (the "Purchaser") pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 among the Depositor, the Seller, Option One Mortgage Corporation and Advanta Mortgage Corp. U.S.A., as Servicers and The Chase Manhattan Bank as Trustee (the "Pooling and Servicing Agreement"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Depositor and the sale by the Depositor and the purchase by the Purchaser of those Mortgage Loans (the "Subsequent Mortgage Loans") listed on the attached Schedules of Mortgage Loans.

         Conveyance of Subsequent Mortgage Loans. As of March 10, 1997 (the "Subsequent Transfer Date"), the Seller does hereby irrevocably transfer, assign, set over and otherwise convey to the Depositor and the Depositor does hereby irrevocably transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all right, title and interest in and to any and all benefits accruing from the Subsequent Mortgage Loans (other than any principal received and interest payments received thereon on or prior to March 1, 1997 whether or not received) (such date, the "Subsequent Cut-Off Date") which are delivered to the Trustee herewith (and all substitutions therefor as provided by Sections 3.04, 3.05 and
3.06  of the  Pooling  and  Servicing  Agreement),  together  with  the  related
Subsequent Mortgage Loan documents and the interest in any Property which secured a Subsequent Mortgage Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; and proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, hazard insurance and title insurance policy relating to the Subsequent Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). The Seller shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Sections 3.05 and 3.07 of the Pooling and Servicing Agreement.

         The costs relating to the delivery of the documents specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

         The Seller hereby affirms the representations and warranties set forth in the Pooling and Servicing Agreement that relate to the Seller and the Subsequent Mortgage Loans as of the date hereof. The Seller hereby delivers notice and confirms that each of the conditions set forth in Section 3.07(b) and 3.07(c) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

         Pursuant to Section 3.07(a) of the Pooling and Servicing Agreement, the Seller hereby instructs the Trustee to release one-hundred percent of the aggregate principal balances of the Subsequent Mortgage Loans so transferred from the Pre-Funding Account, $5,670,263, pursuant to this Subsequent Transfer Agreement and to include $5,670,263 of the Mortgage Loans listed in Schedule 2 hereto in Group II.

         All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein, provided that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.
         Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.


                                     AMRESCO RESIDENTIAL SECURITIES CORPORATION as Depositor



                                     By: /s/ Janice M. Cott
                                         --------------------------------------
                                             Name:  Janice M. Cott
                                              Title: Vice President


                                     AMRESCO RESIDENTIAL CAPITAL MARKETS, INC.
                                     as Seller



                                      By: /s/ Janice M. Cott
                                         --------------------------------------
                                              Name:  Janice M. Cott
                                              Title: Vice President

                                     AMRESCO    RESIDENTIAL    SECURITIES
                                     CORPORATION   MORTGAGE   LOAN  TRUST
                                     1996-5,  by The Chase Manhattan Bank
                                     as Trustee


                                     By: /s/ Kimberly K. Costa
                                         --------------------------------------
                                               Name:
                                              Title:


Dated:  March 10, 1997

AMRESCO Mortgage Loan Schedule - Prefund III
1996-5 Group 2 Adjustable Rate Loans

------------------------------------------------------------------------------------------------------------------------------------
  SERVICER      AMERESCO   LAST                                                                         ZIP     PROPERTY    MATURITY
LOAN NUMBER   LOAN NUMBER  NAME               ADDRESS                      CITY                  STATE  CODE       TYPE        DATE
------------------------------------------------------------------------------------------------------------------------------------
    2835643     533164AD   LEGERE          10 JAMES AVE                    SANFORD                 ME    4073        SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2649986    5034510AD   FONTAINE        192 NORTH ROAD                  DEERFIELD               NH    3041        SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2708717    5034966AD   BANKS           504 23RD AVENUE EAST            SEATTLE                 WA    98112       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    2835601     523017AD   POLLOCK         432 MACBETH DRIVE               PITTSBURGH              PA    15235       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2835510     340354AD   NELSEN          12595 SW PALO ALTO LN           PORT ORCHAR             WA    98366       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2672491    5034695AD   GILBERT         230 OLD WELLINGTON ROAD         MANCHESTER              NH    3104        SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    2705176    5034759AD   OBRIEN          653 JACKSON AVENUE              W. PATERSON             NJ    7424      2 UNITS     46419
------------------------------------------------------------------------------------------------------------------------------------
    2785400    6000164AD   NIELSEN         39 BOHICA LANE                  CODY                    WY    82414       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    2774701    6000112AD   CROLEY          111 AMY ROAD                    LOS LUNAS               NM    87031   MANUFACTURE   46419
------------------------------------------------------------------------------------------------------------------------------------
    2831956    5304814AD   GILBERT         314 BROADWAY                    METHUEN                 MA    1844        SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2833887    5305116AD   BENNETT         7641 SOUTH PHILLIPS             CHICAGO                 IL    60649    2-4 UNITS    46388
------------------------------------------------------------------------------------------------------------------------------------
    2834695    5305241AD   FRIAS           2136 NORTHWEST 18TH TERRACE     MIAMI                   FL    33125    2-4 UNITS    46388
------------------------------------------------------------------------------------------------------------------------------------
    2835320    5305385AD   MEARS           708 LAKE DRIVE                  RANDOM LAKE             WI    53075       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2835791     533395AD   LOUPE JR.       5969 MARK TRAIL                 NORCROSS                GA    30093       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2836039     541620AD   WOLFORD         5238 WEST BARRY  AVENUE         CHICAGO                 IL    60641       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2836278     654175AD   TARANTO         105 CONNERY TERRACE, SW         LEESBURG                VA    20175       PUD       46388
------------------------------------------------------------------------------------------------------------------------------------
    2836310     884546AD   MENA-HOLMAN     275 (A & B) FAIRWAY OAKS        SEDONA                  AZ    86336    2-4 UNITS    46388
------------------------------------------------------------------------------------------------------------------------------------
    2836583     886916AD   LITTLE          13105 LA MESA DRIVE             DESERT HOT              CA    92240       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2836633     886981AD   DETSCHMAN       2020 OAK RD.                    LYNNWOOD                WA    98037       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2836740     887151AD   OROZ            131 UNION AVENUE A              CAMPBELL                CA    95008      CONDO      46388
------------------------------------------------------------------------------------------------------------------------------------
    2836849     887287AD   RUNDLE          1836 S.E. MORRISON STREET       PORTLAND                OR    97214       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    2801280    6000134AD   FLETCHER        3116 WEST 67TH                  LOS ANGELES             CA    90043       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    2807717    6000283AD   SHANER          163 RAINBOW DRIVE               GRAND JUNCT             CO    81503       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9422643   011015714OO  HAMIKA          3459  HIDDEN TRAIL DRIVE        JAMUL                   CA    91935       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9423864   011015866OO  GONZALES        3601  WEST FAIRVIEW LANE,       CHANDLER                AZ    85226       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9428533   011016000OO  ELMO            3802  MARY ANN LANE,            LAKE ALMANO             CA    96137       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9431933   021009285OO  SADOWSKY        27933  MAGIC MOUNTAIN LANE,     [CANYON COUNTRY [AREA]  CA    91351       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9429176   021009297OO  MCFARLAND       990  HAZELWOOD DRIVE,           OREGON CITY             OR    97045       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9438581   021009376OO  JEPSON          1027  NW HARMON BLVD.,          BEND                    OR    97701       SFR       46447
------------------------------------------------------------------------------------------------------------------------------------
    9378522   041011502OO  LORD            312  OAK STREET,                GENEVA                  IL    60134       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    9424896   041012234OO  HORNE           8308  OAKLEAF DRIVE,            WOODRIDGE               IL    60517      CONDO      46419
------------------------------------------------------------------------------------------------------------------------------------
    9444282   041012935OO  WILDER          77  CATAWBA COURT,              ST. CHARLES             MO    63304       SFR       46447
------------------------------------------------------------------------------------------------------------------------------------
    9439951   051009655OO  PISTACCHIO      26  MONK ROAD,                  WARWICK                 RI    02889       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9440512   051009918OO  MACNEIL         4  PIONEER VALLEY STREET,       DERRY                   NH    03038       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9377607   061007088OO  GRAHAM          5515  OSTER,                    WATERFORD TOWNSHIP      MI    48327       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    9391640   061007164OO  TUESCHER        10024  LA SALLE,                HUNTINGTON WOODS        MI    48070       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    9387580   061007187OO  LAASE           1403  MANOR AVENUE SW,          PERRY TOWNSHIP          OH    44710       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    9438268   061007584OO  VANORIO         2003  NEWTON PIKE,              GEORGETOWN              KY    40324       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9423989   071007901OO  SMITH           7165  HIGHWAY 98 EAST,          FT. MEADE               FL    33841       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9383241   071008550OO  HENRY           2340 NW 67TH TERRACE,           HOLLYWOOD               FL    33024       SFR       46388
------------------------------------------------------------------------------------------------------------------------------------
    9423021   071008619OO  DALEY           38  WEYANOKE LANE,              PALM COAST              FL    32164       PUD       46419
------------------------------------------------------------------------------------------------------------------------------------
    9440355   071008750OO  PADYJASEK       1615  TIMBER PINES COURT,       DELAND                  FL    32724       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9438060   071008832OO  BERMAN          805  CRESTRIDGE DRIVE,          TARPON SPRINGS          FL    34689       PUD       46419
------------------------------------------------------------------------------------------------------------------------------------
    9431487   071008840OO  MORRIS          20061 NW 14TH AVENUE,           MIAMI                   FL    33169       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9436569   071009014OO  DANPERSAUD      1751  SPLIT FORK DRIVE,         OLDSMAR                 FL    34677       PUD       46419
------------------------------------------------------------------------------------------------------------------------------------
    9436320   081007524OO  DONKER          54  LENAPE TRAIL,               MT. BETHEL              PA    18343       PUD       46419
------------------------------------------------------------------------------------------------------------------------------------
    9421249   121000652OO  ALEX            N53 W15884 CREEKWOOD CROSSING,  MENOMONEE FALLS         WI    53051       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9439886   141000598OO  MASAS           184  ROCTON AVENUE,             BRIDGEPORT              CT    06606       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9434960   201000443OO  VALERA          11  HOOD STREET,                LYNN                    MA    01902    2-4 UNITS    46419
------------------------------------------------------------------------------------------------------------------------------------
    9441403   201000568OO  MITCHELL        29  JUNIPER ROAD,               BLOOMFIELD              CT    06002       SFR       46419
------------------------------------------------------------------------------------------------------------------------------------
    9432741   511003355OO  TADESSE         3127  ROYAL LANE,               DALLAS                  TX    75229       SFR       46357
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  SERVICER            3/1/97      CURRENT          CURRENT           OCCUPANCY   ORIGINAL                                    DUE
LOAN NUMBER     CURRENT BALANCE     RATE         P&I PAYMENT   LTV     STATUS      TERM      SERVICER      ORIGINATOR       DATE
----------------------------------------------------------------------------------------------------------------------------------
    2835643     $     71,400.00    10.250       $     639.82   70.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2649986     $     54,950.50     9.940       $     480.23   54.46    OWNER       360       ADVANTA         QUALITY      4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2708717     $    174,000.00    10.750       $   1,624.26   75.00    OWNER       360       ADVANTA         QUALITY      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2835601     $     56,000.00    10.990       $     532.88   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2835510     $    136,640.00     9.990       $   1,198.11   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2672491     $     88,900.00    10.310       $     800.60   70.00    OWNER       360       ADVANTA         QUALITY      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2705176     $    155,000.00     9.810       $   1,338.52   51.67    OWNER       360       ADVANTA         QUALITY      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2785400     $    109,550.00     9.810       $     946.03   70.00    OWNER       360       ADVANTA         QUALITY      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2774701     $     50,750.00     9.810       $     438.26   70.00    OWNER       360       ADVANTA         QUALITY      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2831956     $    114,000.00    11.740       $   1,149.85   75.00    OWNER       360       ADVANTA           BNC        2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2833887     $    123,750.00    10.990       $   1,177.57   75.00    OWNER       360       ADVANTA           BNC        2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2834695     $    110,250.00    10.500       $   1,008.50   75.00    OWNER       360       ADVANTA           BNC        2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2835320     $    155,250.00    10.750       $   1,449.23   75.00    OWNER       360       ADVANTA           BNC        2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2835791     $     69,300.00    10.250       $     621.00   70.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836039     $    100,000.00    10.500       $     914.74   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836278     $    104,800.00    10.500       $     958.65   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836310     $    160,000.00    10.500       $   1,463.59   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836583     $     40,000.00    10.990       $     380.63   80.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836633     $    178,800.00     9.900       $   1,555.90   79.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836740     $    121,500.00     9.990       $   1,065.36   75.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2836849     $    107,250.00     9.990       $     940.41   75.00    OWNER       360       ADVANTA      WAYERHAEUSER    2/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2801280     $     71,500.00     9.810       $     617.45   65.00    OWNER       360       ADVANTA         AMRESCO      3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    2807717     $    164,927.88    10.130       $   1,463.87   75.00    OWNER       360       ADVANTA         AMRESCO      4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9422643     $    296,000.00     9.800       $   2,553.97   78.93    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9423864     $     93,958.33     9.990       $     824.22   79.32    OWNER       360     OPTION ONE      OPTION ONE     4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9428533     $    101,600.00     9.990       $     890.86   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9431933     $    256,000.00     9.800       $   2,208.84   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
 ----------------------------------------------------------------------------------------------------------------------------------
    9429176     $     91,000.00     9.990       $     797.92   65.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9438581     $    128,800.00     9.850       $   1,116.06   80.00    OWNER       360     OPTION ONE      OPTION ONE     4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9378522     $     69,968.37     9.900       $     609.13   47.61    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9424896     $     56,000.00     9.930       $     488.55   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9444282     $    108,400.00     9.990       $     950.49   79.12    OWNER       360     OPTION ONE      OPTION ONE     4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9439951     $     69,950.00     9.850       $     606.12   79.99    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9440512     $     81,600.00     9.850       $     707.07   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9377607     $     30,716.23     9.900       $     269.76   33.70    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9391640     $    132,241.35     9.990       $   1,160.05   70.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9387580     $     46,339.45     9.990       $     406.50   61.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9438268     $    214,400.00     9.950       $   1,873.60   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9423989     $     82,462.72     9.900       $     717.91   75.00    OWNER       360     OPTION ONE      OPTION ONE     4/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9383241     $     74,363.80     9.900       $     647.42   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9423021     $    124,000.00     9.990       $   1,087.27   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9440355     $    181,600.00     9.800       $   1,566.90   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9438060     $     96,000.00     9.950       $     838.92   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9431487     $     71,400.00     9.990       $     626.06   70.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9436569     $    142,400.00     9.900       $   1,239.15   79.98    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9436320     $     67,000.00     9.800       $     578.10   46.20    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9421249     $    175,500.00     9.850       $   1,520.72   65.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9439886     $     61,600.00     9.850       $     533.77   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9434960     $     58,500.00     9.850       $     506.91   75.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9441403     $    180,000.00     9.950       $   1,572.98   78.86    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
    9432741     $     59,944.37     9.800       $     517.70   80.00    OWNER       360     OPTION ONE      OPTION ONE     3/1/97
----------------------------------------------------------------------------------------------------------------------------------
                $  5,670,263.00
                ================
LOAN COUNT                   51